SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2005

COLOR KINETICS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50798	04-3391805

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

10 Milk Street, Suite 1100, Boston, Massachusetts 02108
(Address of principal executive offices) (Zip Code)

(617) 423-9999
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Ex-99.1 2005 Senior Management Bonus Plans
Ex-99.2 Non-Employee Director Compensation Plan

Item 1.01 Entry into a Material Definitive Agreement.

Adoption of 2005 Senior Management Bonus Plans

     On March 3, 2005, the compensation committee of the board of directors of Color Kinetics Incorporated (the “Company”) approved and adopted the 2005 Senior Management Bonus Plans affecting the Executive Officers in the form attached hereto as Exhibit 99.1 (the “Bonus Plans”).

     The following is a summary of the material features of the Bonus Plans:

Chief Officer Plan

     Our Chief Executive Officer and our Chief Operating Officer (the “Chief Officers”) are each assigned a Bonus Target that is equal to a percentage of each Chief Officer’s base salary. The Chief Officer’s bonuses are based on the following performance measures: (i) the Company’s attaining its pre-tax income goal for 2005 as set forth in the Company’s 2005 Operating Plan (the “Income Goal”); and (ii) the Company’s attaining its top line revenue goal for 2005 as set forth in the Company’s 2005 Operating Plan (the “Revenue Goal”). The Chief Officers receive 50% of their Bonus Target based upon the Company’s achievement of the Income Goal and 50% of their Bonus Target based upon the Company’s achievement of the Revenue Goal.

Other Executive Officer Plan

     Each of the other Executive Officers (“Other Executive Officers”) are assigned a Bonus Target equal to a specified percentage of each Other Executive Officer’s base salary. Under the Other Executive Officer Plan, each Other Executive Officer’s bonus is based on the following performance measures: (i) the Company’s attaining its Income Goal; (ii) the Company’s attaining its Revenue Goal; and (iii) each individual Other Executive Officer’s overall performance based on the attainment of certain goals and objectives set by each individual’s manager (the “MBO Goal”). The Other Executive Officers receive 35% of their Bonus Target based upon the Company’s achievement of the Income Goal, 35% of their Bonus Target based upon the Company’s achievement of the Revenue Goal and 30% of their Bonus Target based upon their individual achievement of his or her MBO Goal.

Amendment to Director Compensation Plan

     On March 3, 2005, our compensation committee also approved and adopted an amendment to our Non-Employee Director Compensation Plan in the form attached hereto as Exhibit 99.2 (the “Non-Employee Director Compensation Plan”). The amendment amends the Non-Employee Director Compensation Plan to provide that in lieu of cash payment, our non-employee directors may elect to receive any quarterly installment of their annual retainer and/or compensation for service on certain committees payable in the number of shares of the Company’s common stock under the Company’s 2004 Stock Incentive Plan equal to the amount of such cash payment divided by the closing price of the Company’s common stock on the date such quarterly installment is paid.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Color Kinetics Incorporated 2005 Senior Management Bonus Plans

99.2	Color Kinetics Incorporated Non-Employee Director Compensation Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLOR KINETICS INCORPORATED
By:	/s/ David K. Johnson
David K. Johnson
Chief Financial Officer

Date: March 8, 2005

Exhibit Index

Exhibit No.	Description
99.1	Color Kinetics Incorporated 2005 Senior Management Bonus Plans

99.2	Color Kinetics Incorporated Non-Employee Director Compensation Plan

5